Exhibit 99.1

Cara Therapeutics NOVEMBER 2022

Forward Looking Statements Statements contained in this presentation regarding matters that are not historical facts are "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . Examples of these forward - looking statements include statements concerning the Company’s ability to successfully commercialize KORSUVA injection and Kapruvia , future revenue and profit share from sales of KORSUVA and Kapruvia , planned future regulatory submissions and potential future regulatory approvals, the performance of the Company’s commercial partners, including CSL Vifor, expected timing of the initiation, enrollment and data readouts from the Company’s planned and ongoing clinical trials, the potential results of ongoing clinical trials, timing of future regulatory and development milestones for the Company’s product candidates, the potential for the Company’s product candidates to be alternatives in the therapeutic areas investigated, including NP, and the potential for oral difelikefalin to address additional pruritic indications, the size and growth of the potential markets for pruritus management, and the Company’s expected cash reach . Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward - looking statements . These risks and uncertainties include the risk risks inherent in the launch of new products, including that our commercial partners, including CSL Vifor, may not perform as expected, risks inherent in the clinical and regulatory development of pharmaceutical products, and the risks described more fully in Cara Therapeutics’ filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10 - K for the year ending December 31 , 2021 and its other documents subsequently filed with or furnished to the Securities and Exchange Commission, including its Form 10 - Q for the quarter ended September 30 , 2022 . All forward - looking statements contained in this presentation speak only as of the date on which they were made . Cara Therapeutics undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law . 2

Transform the way pruritus is treated to bring quality to the lives of those who suffer. OUR MISSION:

Millions of US patients could benefit from a chronic pruritus therapy 4 SYSTEMIC Non - Dialysis Dependent CKD (Stage 4 - 5) 3 - 7 Chronic Liver Disease 8 - 12 Atopic Dermatitis 13 - 15 Notalgia Paresthetica 16 - 19 DERMATOLOGICAL NEUROLOGICAL HD - Dependent Chronic Kidney Disease (CKD) 1 - 2 30 0K 3 M 12 M >650K Estimated US Addressable Pruritis Population 200K 1..National Institute of Diabetes and Digestive and Kidney Diseases. https://www.niddk.nih.gov/health - information/health - statist ics/kidney - disease. 2. Pisoni et al. Pruritus in haemodialysis patients: international results from the Dialysis Outcomes and Practice Patterns Study (DOPPS). Nephrology Dialysis Transplantation (2006); 21(12): 3495 - 3505. 3. Centers for Disease Control and Prevention https://nccd.cdc.go v/ckd/detail.aspx?Qnum=Q372. 4. DataMonitor 5. States Renal Data System https://adr.usrds.org/2020/chronic - kidney - disease/1 - ckd - in - the - general - population. 6. Wong SJY et al. Decisions about Renal Replacement Therapy in Patients with Advanced Kidney Disease in the US D epa rtment of Veterans Affairs, 2000 – 2011. Clin Journal of Am Soc Neprol . 2016. 11(10): 1825 - 1833. 7. Sukul N et al. Pruritus and patient reported outcomes in non - dialysis CKD. Clin J Am Soc Neprhol 2019. 673 - 681. 8.Centers for Disease Control and Prevention https://www.cdc.gov/nchs/fastats/liver - disease.htm 9. Odea S et al. Prevalence of p ruritus in patients with chronic liver disease: A multicenter study. Hepatology Research. 2018. 28(3): E252 - E262. 10. Fujino H et al. Pruritus in patients with chronic liver disease and serum autotaxin levels in patients with primary biliary cholangitis. BMC Gastroenterology. 2019. 19:169. 11. Yoshikawa et al. Pruritus is com mo n in patients with chronic liver disease and is improved by nalfurafine hydrochloride. Scientific Reports. 2021. 11:3015. 12. Data on file. 13. National Eczema Assocaition . https://nationaleczema.org/eczema/types - of - eczema/atopic - dermatitis/ 14. DRG Analysis. 15. Mollanazar NK, Smith PK, Yosipovitch G. Mediators of chronic pruritus in atopic dermatitis: getting the itch out? Clin Rev Allergy Immunol. (2016) 51:263 – 92. 16. US Census Bureau 2020 population projection; 17. Pereira P. et al., Acta DV 2018 ; 98:82 - 88; 18. Mollanazar N.K. et al., Acta Clin Croat 2018; 57:721 - 725e.; 19. Syneos market research and Apollo claims database

Cara is well positioned to seize the opportunity and drive significant immediate and future growth 5 First - and - only FDA - approved treatment for CKD - aP in HD Robust R&D engine with multiple pipeline indications Significant market opportunity & strong financial foundation to deliver growth strategy

STRONG COMMERCIAL POSITIONING & PARTNERSHIP FIRST INNOVATIVE PRODUCT TO RECEIVE TDAPA FIRST - AND - ONLY PRODUCT APPROVED FOR CKD - aP in HD KORSUVA Injection is poised for rapid uptake 6 Korsuva is indicated for the treatment of moderate - to - severe pruritus associated with chronic kidney disease (CKD - aP ) in adults undergoing hemodialysis (HD). Limitations of Use Korsuva has not been studied in patients on peritoneal dialysis and is not recommended for use in this population

KORSUVA Injection addresses significant unmet need in US CKD - aP hemodialysis market 1. National Institute of Diabetes and Digestive and Kidney Diseases. https://www.niddk.nih.gov/health - information/health - statistics/kidney - disease. 2. URSDS. https://adr.usrds.org/2021/end - stage - renal - disease/1 - incidence - prevalence - patient - characteristics - and - treatment - modalitie s 3. Pisoni et al. Pruritus in haemodialysis patients: international results from the Dialysis Outcomes and Practice Patterns Study (DOPPS). Nephrology Dialysis Transplan ta tion (2006); 21(12): 3495 - 3505. P atients on hemodialysis 1 - 2 ~500K With moderate - severe pruritus 2 40% Addressable Market ~200K 7

Concentrated dialysis market dynamics provides potential for rapid uptake 8 1. https://healthcareappraisers.com/2020 - outlook - dialysis - clinics - and - esrd/ 2. https://adr.usrds.org/2020/end - stage - renal - disease/9 - healthcare - expenditures - for - persons - with - esrd 3. Amgen Annual Report 2018, 2019, 2020 1 Major Payer • Medicare covers ~80% of CKD - HD patients 2 • 2nd drug in TDAPA • 1st drug Parsabiv - $1.4B revenue in 3 - yr period 3 2 Key Providers • Fresenius Medical Care and DaVita have a combined market share of ~75% 1

Partnership with CSL Vifor can maximize launch potential 9 Leading commercial nephrology organization with turnkey infrastructure, including 100+ sales FTEs Strong relationships with US nephrology offices and dialysis centers, including joi nt - venture with Fresenius Medical Care * Contractual economics bring near term profitability for KORSUVA Injection * Vifor has contracted the sales force of Fresenius Renal Pharmaceuticals, a division of Fresenius Medical Care North America, to com pl ement its sales force in selling into Fresenius clinics in the U.S. CSL Limited completed its acquisition of Vifor Pharma AG in August 2022.

KORSUVA injection U.S. launch commenced in April 2022 and is progressing well 10 KORSUVA injection is available to order at all dialysis organizations nationwide Healthcare Providers and Patients are being educated and activated Product reimbursement via TDAPA is in place

U.S. KORSUVA Injection Sales 11 Q2 2022 KORSUVA Net Sales * : $16.8 million Profit - Sharing Revenue ** : $8.0 million Vial Shipments *** : 1,812 Q3 2022 KORSUVA Net Sales * : $16.2 million Profit - Sharing Revenue ** : $7.4 million Vial Shipments *** : 184,440 * KORSUVA Net Sales: shipment from Vifor to wholesaler ** Profit - Sharing Revenue: Net Revenues – COGS - % Sales & Marketing Fee Profit Split: 50:50 Cara/Fresenius in Fresenius clinics; 60:40 Cara/Fresenius in non - Fresenius clinics ***Vial Shipments: Shipment from wholesaler to clinics

Difelikefalin MOA has potentially broad application 12 Difelikefalin blocks itch response agnostic of itch trigger NEUROLOGICAL DERMATOLOGICAL SYSTEMIC DIFELIKEFALIN PRURITUS Kappa Receptor D CKD PBC AD NP Disease - specific Pruritogens Adapted from Pflugers Arch . 2013 December ; 465(12): doi:10.1007/s00424 - 013 - 1284 - 2. Peripheral Sensory Neurons

Oral difelikefalin has potential for long - term growth 1. Matterne U. et al. Prevalence, correlates and characteristics of chronic pruritus: a population - based crosssectional study. Acta Derm Venereol . 2011;91(6):674 - 9.2. Matterne U et al. Incidence and determinants of chronic pruritus: a population - based cohort study. Acta Derm Venereol . 2013;93(5):532 - 7. 3. Adapted from: Stander S. et al. Clinical classification of itch: a position paper of the international forum for the study of itch. Acta Derm Venereol 2007. 87: 291 - 294. Systemic Systemic Systemic Endocrine & Metabolic Chronic Kidney Disease (CKD) Primary Biliary Cholangitis (PBC) Infectious diseases Hematologic & lymphoproliferative diseases Visceral neoplasms Drug - induced pruritus Inflammatory Dermatoses - Atopic dermatitis (AD) Infectious dermatoses Autoimmune dermatoses Neoplasms Notalgia Paresthetica (NP) Brachioradial pruritus Post - herpetic Neuralgia Genodermatoses Dermatoses of pregnancy Systemic Neurological x x x Key Categori es of Chronic Pruritus 1 Dermatological 13

Advancing our late - stage pipeline in multiple indications 1. Approved in the EU and UK with the tradename Kapruvia R . 2 . Commercialization rights to difelikefalin in defined indications - Japan: Maruishi Pharmaceutical Co, LTD; South Korea: Chong Kun Dang Pharmaceuticals. 3 . Vifor Fresenius Medical Care Renal Pharma (VFMCRP) has commercial rights under a profit - share arrangement in the US and a royalty arr angement ex - US. HD - CKD: Hemodialysis Chronic Kidney Disease; NDD - CKD: Non - Dialysis Dependent Chronic Kidney Disease 14 STAGE OF DEVELOPMENT Program Indication PRURITUS Phase 1 Phase 2 Phase 3 Approved Commercial Rights KORSUVA R Injection 1 HD - CKD VFMCRP (ex - Japan and S. Korea) 2, 3 Oral difelikefalin Advanced NDD - CKD (stages IV - V) Cara Therapeutics Atopic Dermatitis Notalgia Paresthetica Primary Biliary Cholangitis

Oral difelikefalin : expanding reach in non - dialysis CKD market 1. Makar M et al. Chronic kidney disease associated pruritus: a review. Kidney Blood Press Res 2021. 46:659 - 669. 2. Centers for Disease Control and Prevention https://nccd.cdc.gov/ckd/detail.aspx?Qnum=Q372. 3. DataMonitor 4. States Renal Data System https://adr.usrds.org/2020/chronic - kidney - disease/1 - ckd - in - the - general - population. 5. Wong SJY et a l. Decisions about Renal Replacement Therapy in Patients with Advanced Kidney Disease in the US Department of Veterans Affairs, 200 0 – 2011. Clin Journal of Am Soc Neprol . 2016. 11(10): 1825 - 1833. 6. Sukul N et al. Pruritus and patient reported outcomes in non - dialysis CKD. Clin J Am Soc Neprhol 2019. 673 - 681. 7. Mettang T and Kremer AE. Uremic Pruritus. Kidney International. 2015. 87:685 - 691 Pruritis control is a significant unmet need among non - dialysis CKD patients 1 There are no FDA - approved therapies and c urrent anti - pruritic approaches are inadequate 1 Approximately 1.2 million US patients have advanced (stage 4 - 5) non - dialysis CKD 2 - 5 ~30% advanced non - dialysis CKD patients experience moderate to severe pruritus 6 NDD - CKD 15

Phase 2 data provides path forward into Phase 3 NDD - CKD x Significant difference achieved between 1mg oral difelikefalin and placebo in WI - NRS score at Week 12 x Generally well - tolerated with safety profile consistent with clinical development program x Phase 2 findings and EOP2 discussion with FDA established dose and patient population in Advanced CKD for Phase 3 trial NDD - CKD Primary Endpoint Change From Baseline in WI - NRS Over Time 16

KICK 1 & KICK 2: Patient Population KICK1 US sites only, KICK 2 US and ex - US sites • Adults with advanced stage 4 and 5 CKD • Chronic Pruritus for at least 6 months prior to screening • Moderate to Severe Pruritus at Baseline (WI - NRS ≥ 5) • Allowed to be on stable treatment for itch including antihistamines and gabapentinoids STUDY PATIENT POPULATION STAGE 1 STAGE 2 STAGE 3 STAGE 4 STAGE 5 Normal Increased Risk Kidney Damage Reduced Function Oral Difelikefalin (KICK trials) Kidney failure Non Dialysis Dependent Dialysis Dependent NDD - CKD NDD - CKD 17

KICK 1 & KICK 2: Study Design 12 Weeks Efficacy Assessment Treatment Period Double Blind RUN - IN 7 Days Patients Re - Randomized to DFK or PBO RANDOMIZE (N = ~400; 1:1) SCREEN Placebo Placebo Baseline Mean WI - NRS > 5 DFK 1.0 mg once daily Up to 52 Weeks DFK 1.0 mg once daily Placebo DFK 1.0 mg once daily Placebo Long - term Safety Extension Treatment Period Double Blind • Quality of life including sleep • Safety assessments • % of subjects with ≥4 - point improvement from baseline in WI - NRS score at Week 12 PRIMARY ENDPOINT ADDITIONAL ENDPOINTS KICK1 US sites only, KICK 2 US and ex - US sites Topline Results: 2H2024 est. NDD - CKD 18

1. Correale CE et al. Atopic dermatitis: a review of diagnosis and treatment. Am Fam Physician. 1999. 60(4):1191 - 1198 2. Silverberg JI et al. Patient burden and quality of life in atopic dermatitis in US adults. Annals of Allergy, Asthma, and Immunology (2018). 121(3): 340 - 347 3. Legat FJ. Itch in atopic dermatitis – what is new? Front Med (Lausanne) 2021. 8:644760. 4. National Eczema Assocaition . https://nationaleczema.org/eczema/types - of - eczema/atopic - dermatitis/ 5. DRG Analysis. 6. Mollanazar NK, Smith PK, Yosipovitch G. Mediators of chronic pruritus in atopic dermatitis: getting the itch out? Clin Rev Allergy Immunol. (2016) 51:263 – 92. 7. Lipman et al. Current clinical options for the management of itch in atopic dermatitis. Clin Cosmet Investig Dermatol. 2021. 14:959 - 969 8. Kapur S et al. Atopic dermatitis. Allergy Asthma and Clin Immunol. 2018. 14(Suppl2):52. Oral difelikefalin: potential to address significant need for an oral antipruritic in atopic dermatitis (AD) 19 Pruritus is a hallmark of AD, often called “the itch that rashes” 1 Itch is considered the most burdensome AD symptom by patients 2 , strongly and negatively impacts quality of life 3 ~12M diagnosed patients that experience chronic pruritus 4 - 6 Targeting pruritus in AD remains unmet need AD

KARE STUDY: Phase 2 data in Atopic Dermatitis (AD) 20 x A nti - pruritic effect started at week 1 and was sustained through week 12 x Statistical significance achieved for the registration endpoint (4 - point responder) in mild - to - moderate AD population x The drug was generally well tolerated 0% 10% 20% 30% 40% % of Subjects 19% 32%* N = 79 N = 178 • All doses performed similarly (.25mg, .50 mg , 1.0mg) versus PBO Population: Mild to Moderate AD ( BSA <10) 4 - point Responder Analysis at Week 12 AD Placebo Difelikefalin P=0.033

KIND 1 & KIND 2: Patient Population • Adults with AD - related pruritus not adequately controlled by topical therapy alone • Chronic AD - related Pruritus ≥6 weeks • Moderate to Severe Pruritus at Baseline (I - NRS ≥ 5) • Mild to severe Atopic Dermatitis: • IGA ≥ 2, BSA ≤20% • Patients need to be washed out of any medication that may impact itch and/or AD prior to screening • Stratification to BSA <10% and ≥10% STUDY PATIENT POPULATION Target Enrollment 1 5% Patient Population BSA ≥10% 8 5% Patient Population BSA <10% AD 21

KIND 1 Part A: Study Design 12 - Week Double Blind Treatment Period 1 - week Run - in PBO BID + Vehicle PBO DFK 0.25 mg BID + TCS Baseline Mean I - NRS > 5 DFK 0.5 mg BID + TCS PBO BID + TCS DFK 0.5 mg BID + TCS 52 - Week Open Label Safety Extension Period N=280 (~70/arm) KIND 1 Part A will include sites in North America only Internal Readout: 2H2023 est. CRITERIA • % of subjects with ≥4 - point improvement from baseline in WI - NRS score at Week 12 • Safety assessments INFORMATION • Dose • Sample size AD 22

KIND 1 Part B & KIND 2: Study Design KIND 1 Part B will include sites in North America only, while KIND 2 will include sites in North America and outside of Nor th America KIND 1 Part A DFK XX mg BID TCS Baseline Mean I - NRS > 5 PBO BID + TCS DFK XX mg BID + TCS Up to 52 - Week Open Label Safety Extension Period 12 - Week Double Blind Treatment Period 1 - week Run - In READOUT Informs dosing & sample size • Quality of life including sleep • Skin assessment • Safety assessments • % of subjects with ≥4 - point improvement from baseline in WI - NRS score at Week 12 PRIMARY ENDPOINT ADDITIONAL ENDPOINTS Topline Results: 1H2025 est. AD 23

Oral difelikefalin: potential to address significant need in Notalgia Paresthetica (NP) 24 1. Howard M et al. Notalgia paresthetica: a review for dermatologists. Int J of Derm . 2017. 388 - 392. 2. US Census Bureau 2020 population projection; 3. Pereira P. et al., Acta DV 2018 ; 98:82 - 88; 4. Mollanazar N.K. et al., Acta Clin Croat 2018; 57:721 - 725 ; 5. Syneos Health qualitative primary research of US dermatologists, Feb 2022; 5. Syneos market research and Apollo claims database NP NP is a sensory neuropathic syndrome characterized by chronic pruritus 3 Pruritus is burdensome and impairs quality of life 1 Estimated >650K patients currently treated for NP 2 - 5 No FDA - approved treatments; off label treatments are either ineffective or have tolerability issues 1

25 Encouraging Phase 2 Data in First Well Controlled NP Study LS Means from MMRM with terms for treatment, week, treatment by week interaction, and baseline WI - NRS score Missing data imputed using multiple imputation (MI) under missing at random (MAR) assumption NP x Significant difference achieved between 2 mg BID oral difelikefalin and placebo in WI - NRS score at Week 8 x Rapid onset of action within Week 1 and sustained response through Week 8 x Significantly greater proportion of patients on difelikefalin with ≥ 4 - point improvement starting Week 2 x Generally well - tolerated with safety profile consistent with other clinical development programs Primary Endpoint Change From Baseline in WI - NRS at Week 8

Strong financial foundation to advance pipeline, enable long - term growth 26 Continued pipeline growth • We have the resources to continue development of the oral difelikefalin platforms $180M cash position September 30 , 2022 • 54M shares outstanding and no debt • We do not expect to incur commercial costs related to KORSUVA Injection or Kapruvia Cash runway into 1 st h al f 2024 • This guidance assumes a level of Korsuva profit share revenue consistent with Q3 ‘22 actual

Kapruvia Europe Commercialization Launch 2H 2022 x Kapruvia Injection approved in EU x Positive NP Phase 2 Topline Data 2022 Milestones and Potential Future Value C atalysts to D rive Long - term G rowth 27 Q3 Q4 x PBC Phase 2 Topline Data x Initiation of Phase 3 in AD x Initiation of Phase 3 in NDD - CKD x KORSUVA Injection • TDAPA received • J - Code secured • Pricing announced KORSUVA Injection US Commercialization Launch April 2022 Q1 Q2

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